SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                   ----------
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2000




                            DIVA ENTERTAINMENT, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                       0-23506              33-0601498
 ------------------------------    --------------------    ---------------------
         State or other                 (Commission           (IRS Employer
 Jurisdiction of Incorporation)         File Number)        Identification No.)


  180 Varick Street, 13th Floor, New York, New York                10014
--------------------------------------------------------    --------------------
    (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (212) 807-6994
                                                            --------------


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Item 7.       Financial Statements and Exhibits

       (a)    Exhibits

       16.1 Letter on change in certifying accountant from Marcum & Kliegman LLP. Filed herewith.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIVA ENTERTAINMENT, INC.


                                                  /s/ Peter Zachariou
Date:  February 26, 2001               By:
                                          --------------------------------------
                                            Peter Zachariou, President

                                 EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

   16.1            Letter on change in certifying accountant from Marcum &
                   Kliegman LLP.